Exhibit 32

Certification Persuant to Section 906 of the Sarbanes-Oxley Act of 2002

(18 U.S.C. 1350)

Persuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350) the undersigned General Partners of Detonics Small Arms Limited, a Washington limited partnership (the "Company"), do hereby certify, to the best of such General Partner's knowledge and belief, that:

1. The Annual Report on Form 10-K for the year ended December 31, 2005 (the "Form 10-K) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/MICHEL E. MAES
Michel E. Maes
Managing General Partner
Date: 3-22-06